                                                                   EXHIBIT 10.10


                            GULFMARK OFFSHORE, INC.

                    INSTRUMENT OF ASSUMPTION AND ADJUSTMENT
         (GulfMark International Inc. Director Stock Option Agreements)

       This Instrument of Assumption and Adjustment (the "Assumption") is executed by GULFMARK OFFSHORE, INC., a Delaware corporation ("New GulfMark"), in accordance with the provisions of that certain Agreement and Plan of Distribution dated December 5, 1995 ("Distribution Agreement") by and among GULFMARK INTERNATIONAL, INC. ("GulfMark"), New GulfMark and ENERGY VENTURES, INC. ("EVI") in connection with the stock distributions described below. All capitalized terms in this Assumption shall have the meaning assigned them in this preamble or in Paragraph 2, as applicable.

       1. Purpose. The purpose of this Assumption is to effect (a) the assumption by New GulfMark of, and the substitution of New GulfMark Common Stock for GulfMark Common Stock with respect to, each outstanding GulfMark Stock Option as of the Distribution Date, (b) the assumption by New GulfMark of the GulfMark Stock Option Agreements as of the Distribution Date, and (c) an adjustment in the exercise price and number of shares subject to each outstanding GulfMark Stock Option as of the Distribution Date in accordance with the requirements of Section 424 of the Code, as required by the Distribution Agreement, to preserve the aggregate intrinsic value of each option and the ratio of the exercise price to the market value per share.

       2. Definitions. Capitalized terms shall have the meanings ascribed to such terms in the preamble to this Assumption and as follows:

              (a) Code: the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

              (b) Distribution: the distribution by GulfMark of all the outstanding shares of New GulfMark Common Stock to the stockholders of record of GulfMark Common Stock as of the record date for the Distribution at the rate of two shares of New GulfMark Common Stock per share of GulfMark Common Stock.

              (c)    Distribution Date:  ________________, 1997.

              (d) GulfMark Common Stock: the common stock, par value $1.00 per share, of GulfMark.

              (e) GulfMark Stock Option: any option to purchase shares of GulfMark Common Stock outstanding under the GulfMark Stock Option Policy immediately prior to the Distribution Date.

              (f) GulfMark Stock Option Agreement: any agreement between GulfMark and a holder of GulfMark Stock Options granted pursuant to the GulfMark Stock Option Policy.

              (g) GulfMark Stock Option Policy: the Non-Employee Director Stock Option Policy adopted and approved by the board of directors and stockholders of GulfMark on July 27, 1989 and May 15, 1990, respectively.

              (h) New GulfMark Adjusted Stock Option: any GulfMark Stock Option, as adjusted and assumed by New GulfMark pursuant to this Assumption from and after the Distribution Date.

              (i) New GulfMark Common Stock: the common stock, $.01 par value per share, of New GulfMark.

       3. Assumption of GulfMark Stock Options. As of the Distribution Date, New GulfMark hereby assumes all outstanding GulfMark Stock Options granted pursuant to the GulfMark Stock Option Policy and all GulfMark Stock Option Agreements relating to outstanding GulfMark Stock Options granted pursuant to the GulfMark Stock Option Policy. From and after the Distribution Date,

              (a) All references to the "Company" in any GulfMark Stock Option Agreement shall mean New GulfMark.

              (b) All references to "Common Stock" in any GulfMark Stock Option Agreement shall mean the New GulfMark Common Stock.

       4. Treatment of Outstanding GulfMark Stock Options. Effective as of the Distribution Date, each outstanding GulfMark Stock Option shall constitute a New GulfMark Adjusted Stock Option to purchase New GulfMark Common Stock, and in accordance with the antidilution adjustment provisions of each GulfMark Stock Option Agreement, the number of shares covered by, and the exercise price of, each GulfMark Stock Option, and the remaining terms and conditions of each outstanding GulfMark Stock Option shall be adjusted as follows:

              (a) The grant date of each New GulfMark Adjusted Stock Option shall be the date of grant of the GulfMark Stock Option replaced thereby, and the expiration date of each New GulfMark Adjusted Stock Option shall be the expiration date of the GulfMark Stock Option replaced thereby.

              (b) The number of shares of New GulfMark Common Stock covered by each New GulfMark Adjusted Stock Option shall be the number of shares covered by the GulfMark Stock Option being replaced thereby, multiplied by a fraction equal to the ratio of the pre-Distribution market price per share of GulfMark Common Stock to the post-Distribution market price per share of New GulfMark Common Stock.

              (c) The per share exercise price of each New GulfMark Adjusted Stock Option shall be the exercise price per share of the GulfMark Stock Option being replaced thereby, multiplied by a fraction equal to the ratio of the post-

       Distribution market price per share of the New GulfMark Common Stock to the pre-Distribution market price per share of GulfMark Common Stock.

              (d) For purposes of the foregoing adjustments, (i) the pre-Distribution market price per share of GulfMark Common Stock shall be deemed to be the closing price per share of GulfMark Common Stock as reported by The Nasdaq Stock Market on the last day on which GulfMark Common Stock is traded on The Nasdaq Stock Market, and (ii) the post-Distribution market price per share of New GulfMark Common Stock shall be deemed to be the closing price per share of New GulfMark Common Stock as reported by The Nasdaq Stock Market on the first day on which New GulfMark Common Stock is traded on The Nasdaq Stock Market following the Distribution.

              (e) The vesting and exercise provisions of each New GulfMark Adjusted Stock Option shall be identical to the vesting and exercise provisions of the GulfMark Stock Option replaced thereby.

              (f) The remaining terms and conditions of each New GulfMark Adjusted Stock Option shall be substantially the same as in effect for the GulfMark Stock Option replaced thereby; provided, however, that service with GulfMark prior to the Distribution shall be treated under each New GulfMark Adjusted Stock Option as service with New GulfMark.

       5. Adjustment of Aggregate Number of Option Shares. Pursuant to the antidilution adjustment provisions of the GulfMark Stock Option Agreements, the total number of option shares that may be granted pursuant to the GulfMark Stock Option Policy shall be ___________, comprised of the following shares:

                                 Originally Authorized     As Adjusted
                                 ---------------------     -----------
       Option Shares Exercised           2,500                    2,500
       Option Shares Outstanding        22,500               [        ]*
       Option Shares Available               0                        0
                                      --------                ---------
              Total                     25,000
                                        ======               ==========

       *Each outstanding GulfMark Stock Option being adjusted in accordance with Section 424 of the Code, as required by the Distribution Agreement and as set forth in Section 4(b) above, to preserve aggregate intrinsic value and the ratio of the exercise price to the market value per share.


       6. Intent of Option Adjustments. The adjustments to each outstanding GulfMark Stock Option are designed solely to preserve the aggregate intrinsic value of each option and the ratio of the exercise price to the market value per share, in accordance with the requirements of Section 424 of the Code, as required by the Distribution Agreement and as permitted by Section 2(b) of the GulfMark Stock Option Agreements.

       7. Miscellaneous. This Assumption is executed and shall constitute an instrument supplemental to each GulfMark Stock Option Agreement and shall be construed with and as a part of each GulfMark Stock Option Agreement. Except as modified and expressly amended by this Assumption and any other supplement or amendment, each GulfMark Stock Option Agreement is in all respects adopted, assumed, ratified and confirmed by New GulfMark, and all of the terms provisions and conditions thereof, as supplemented hereby, shall be and remain in full force and effect.

       EXECUTED this ____ day of _________________, 1997, but effective as of the Distribution Date.

                                 GULFMARK OFFSHORE, INC.



                                 By:
                                    --------------------------------------------
                                    Frank R. Pierce, Executive Vice President